UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 17, 2026
QVC, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38654	23-2414041
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Wilson Drive
West Chester, Pennsylvania 19380
(Address of principal executive offices and zip code)
Registrant's telephone number, including area code: (484) 701-1000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
                Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
6.375% Senior Secured Notes due 2067	QVCDQ	OTC Pink Limited Market
6.250% Senior Secured Notes due 2068	QVCCQ	OTC Pink Limited Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in the Current Report on Form 8-K filed by QVC, Inc. (the “Company”) on April 16, 2026, QVC Group, Inc. (“QVC Group”) and certain of its affiliates, including the Company (collectively, the “Company Parties”), filed voluntary petitions for relief (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”).

On April 17, 2026, the Company received notice from the staff of NYSE Regulation (“NYSE Regulation”) that NYSE Regulation has determined to commence proceedings to delist the Company’s 6.375% Senior Secured Notes due 2067 (NYSE: QVCD) and 6.250% Senior Secured Notes due 2068 (NYSE: QVCC) (collectively, the “Listed QVC Notes”) from the New York Stock Exchange (the “NYSE”), and that trading in the Listed QVC Notes on the NYSE has been suspended immediately. NYSE Regulation reached its decision that the Company is no longer suitable for listing pursuant to NYSE Listed Company Manual Section 802.01D after the Company’s disclosure that the Company Parties had commenced the Chapter 11 Cases. In reaching its delisting determination, NYSE Regulation noted the uncertainty as to the ultimate effect of the Chapter 11 Cases on the value of the Listed QVC Notes.

The Company has a right to a review of this determination by a Committee of the Board of Directors of the NYSE. The NYSE will apply to the Securities and Exchange Commission (the “SEC”) to delist the Listed QVC Notes upon completion of all applicable procedures, including any appeal by the Company of the NYSE Regulation staff's decision. The Company does not intend to appeal this determination.

The Company does not expect the NYSE delisting to affect the Company Parties’ business operations or the Chapter 11 Cases.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in the Company’s securities now and during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases.

The Company cautions that, under our "prepackaged" Chapter 11 plan of reorganization ("the Plan"), the existing Listed QVC Notes, among certain other securities, will be cancelled and the holders thereof will receive the distributions set forth in the Plan in satisfaction of their claims. There can be no assurance that the distributions received by holders of such claims under the Plan will equal or exceed the principal amount owed under such instruments. The Company expects that holders of equity interests in QVC Group will not receive any distributions in the Chapter 11 Cases, and that all such equity interests will be cancelled under the Plan for no consideration.

Cautionary Statement Regarding Forward Looking Statements

This Current Report on Form 8-K (this “Current Report”) includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the Company’s expectations with respect to operating in the normal course, the Chapter 11 Cases process (including the Company’s ability to successfully emerge from the process and the timing thereof). These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases; the potential adverse effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company’s restructuring process, on the Company’s liquidity and results of operations (including the availability of operating capital during the pendency of the Chapter 11 Cases); objections to the Company’s restructuring process or other pleadings filed that could protract the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases, and the outcome of the Chapter 11 Cases in general; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; the impact of the delisting of the Listed QVC Notes from the NYSE; the Company’s ability to comply with the restrictions imposed by the terms and conditions of certain financing arrangements; the effects of the Chapter 11 Cases on the interests of various constituents and financial stakeholders; and employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties. These forward-looking statements speak only as of the date of this Current Report, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of the Company, including the most recent Form 10-K, for additional information about the Company and about the risks and uncertainties related to the Company’s business, which may affect the statements made in this Current Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QVC, Inc.

Date: April 20, 2026	By:/s/ KATHERINE C. JEWELL
Name: Katherine C. Jewell
Title: Vice President and Secretary